SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 25, 1999


                        RESIDENTIAL ASSET SECURITIES CORP
           (Exact name of the registrant as specified in its charter)



  Delaware                333-30789                       51-0362653
(State or other     (Commission File Number)            (I.R.S Employee
jurisdiction of                                        Identification No.)
incorporation)

                      8400 Normandale Lake Boulevard 55437
                        Minneapolis, Minnesota (Zip Code)
                    (Address of Principal Executive Offices)

               Registrant's telephone number, including area code
                                 (612) 832-7000


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the March 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-KS1    RASC

1995-KS2  RASC  1995-KS3 RASC 1995-KS4 RASC 1996-KS1 RASC 1996-KS2 RASC 1996-KS3
RASC 1996-KS4 RASC 1996-KS5 RASC 1997-KS1 RASC 1997-KS2 RASC 1997-KS3 RASC 1997-KS4 GR1RASC 1998-KS1 RASC 1998-KS2 RASC 1998-KS3 RASC 1998-KS4 RASC 1998-RS1 RASC

Item 7.  Financial Statements and Exhibits

(a)  See attached monthly reports








                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORP

   By: /s/Davee Olson
 Name: Davee Olson
Title: Chief Financial Officer
Dated: March 25, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORP

   By:
 Name: Davee Olson
Title: Chief Financial Officer
Dated: March 25, 1999